EXHIBIT 10.02

AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT
AND
AMENDMENT NO. 2 TO PERFORMANCE UNDERTAKING

               THIS AMENDMENT (this “Amendment”) is entered into as of September 30, 2004, among Ceridian Corporation, a Delaware corporation (“Ceridian” or “Performance Guarantor”), Comdata Funding Corporation, a Delaware corporation (“Seller”), Comdata Network, Inc., a Maryland corporation (the “Servicer”) (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), each Financial Institution party hereto (the “Financial Institutions”), Jupiter Securitization Corporation (“Jupiter” and, together with the Financial Institutions, the “Purchasers”), and Bank One, NA (Main Office Chicago), as agent for the Purchasers (the “Agent”).

RECITALS

     Each of the parties hereto other than Ceridian entered into that certain Receivables Purchase Agreement, dated as of June 24, 2002, as amended by Amendment No. 1 thereto, dated as of June 20, 2003, Amendment No. 2, dated as of June 17, 2004, and Amendment No. 3, dated as of August 4, 2004 (such agreement, as so amended, the “Purchase Agreement”).

     Performance Guarantor entered into that certain Performance Undertaking dated as of June 24, 2002, in favor of Seller, as amended by Amendment No. 1 thereto, dated as of August 4, 2004 (such undertaking, as so amended, the “Performance Undertaking”).

     Ceridian has advised the Agent that because of the review of certain capitalization and expensing procedures as disclosed in Ceridian’s press releases dated July 19, 2004 and August 5, 2004, it has determined that it will not be able to file with the Securities and Exchange Commission (“SEC”) its quarterly report on Form 10-Q with respect to the fiscal quarter ending June 30, 2004 within the time period contemplated by Amendment No. 3 to Receivables Purchase Agreement and Amendment No. 1 to Performance Undertaking dated as of August 4, 2004, and Ceridian and the Seller Parties have requested that the Agent and the Purchasers agree to certain amendments of the Purchase Agreement and the Performance Undertaking to accommodate such determination.

     Ceridian has further advised the Agent that the above-described accounting review could prospectively require Ceridian to restate past financial statement and related reports, and Ceridian has requested that the Agent and the Purchasers agree to certain amendments of the Purchase Agreement and the Performance Undertaking to accommodate any prospective determination to make any such restatement.

     Subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Purchase Agreement and the Performance Undertaking as particularly described herein.

AGREEMENT

               NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Purchase Agreement or the Performance Undertaking, as applicable.

               Section 2. Amendments. Subject to the terms and conditions hereinafter set forth:

               (a) The definition of “Material Adverse Effect” appearing in Exhibit I to the Purchase Agreement is hereby amended to add the following new sentence at the end thereof:

     It is understood and agreed that none of the following, individually or in the aggregate, will constitute a Material Adverse Effect: (a) any delay in filing Ceridian’s quarterly report on Form 10-Q filed with the SEC for the fiscal quarter of Ceridian ending June 30, 2004, which does not extend to a date later than November 9, 2004; (b) any determination by Ceridian made on or before November 9, 2004, that a restatement is required of financial reports or other information previously required to be delivered under this Agreement with respect to any period ending before June 30, 2004, as a result of the review of certain capitalization and expensing procedures at its Human Resources Solutions business, as disclosed in Ceridian’s press releases dated July 19, 2004 and August 5, 2004 (the “Review”); (c) any such actual restatement which is furnished to the Agent on or before November 9, 2004, to the extent such restatement is not asserted in writing by the Agent on or before November 24, 2004 to be a material restatement of such previously delivered financial reports or other information; and (d) any effect of the Review on the financial statements furnished to the Agent with respect to the fiscal quarter ending June 30, 2004 which are furnished to the Agent on or before November 9, 2004, to the extent such effect is not asserted in writing by the Agent on or before November 24, 2004 to be a material restatement of such previously delivered financial reports or other information.

               (b) The definition of “Material Adverse Effect” appearing in Section 1 of the Performance Undertaking is hereby amended to add the following new sentence at the end thereof:

     It is understood and agreed that none of the following, individually or in the aggregate, will constitute a Material Adverse Effect: (a) any delay in filing Performance Guarantor’s quarterly report on Form 10-Q filed with the SEC for the fiscal quarter of Performance Guarantor ending June 30, 2004, which does not extend to a date later than November 9, 2004; (b) any determination by Performance Guarantor made on or before November 9, 2004, that a restatement is required of financial reports or other information previously required to be delivered under this Undertaking with respect to any period ending before June 30, 2004, as a result of the review of certain capitalization and expensing procedures at its Human Resources Solutions business, as disclosed in Performance Guarantor’s press releases dated July 19, 2004 and August 5, 2004 (the “Review”); (c) any such actual restatement which is furnished to the Agent on or before November 9, 2004, to the extent such restatement is not asserted in writing by the Recipient (or the Agent, as its assignee) on or before November 24, 2004 to be a material restatement of such previously delivered financial reports or other information; and (d) any effect of the Review on the financial statements furnished to the Recipient and the Agent with respect to the fiscal quarter ending June 30, 2004 which are furnished to the Recipient and the Agent on or before November 9, 2004, to the extent such effect is not asserted in writing by the Recipient (or the Agent, as its assignee) on or before November 24, 2004 to be a material restatement of such previously delivered financial reports or other information.

               (c) Sections 5.1(f) and 9.1(b) of the Purchase Agreement are hereby amended by inserting the following proviso before the period at the end thereof:

     ; provided however, that no representation or warranty made which is based on or related to any previously furnished reports or information required to be restated as a result of the Review will be deemed to have been incorrect in any material respect when made or deemed made, for all purposes under this Agreement, (x) notwithstanding that Ceridian determines on or before November 9, 2004 that it is required as a result of the Review to restate its books and records, financial reports or related information furnished under this Agreement with regard to any period ending before June 30, 2004; or (y) if any such actual restatement is furnished to the Agent, to the extent such restatement is not asserted in writing by the Agent to be a material restatement of such previously delivered financial reports or other information.

               (d) Section 6(e) of the Performance Undertaking is hereby amended by inserting the following proviso before the period at the end thereof:

     ; provided however, that no representation or warranty made which is based on or related to any previously furnished reports or information required to be restated as a result of the Review will be deemed to have been incorrect in any material respect when made or deemed made, for all purposes under this Agreement, (x) notwithstanding that the Performance Guarantor determines on or before November 9, 2004 that it is required as a result of the Review to restate its books and records, financial reports or related information furnished under this Undertaking with regard to any period ending before June 30, 2004; or (y) if any such actual restatement is furnished to the Recipient (or to the Agent, as its assignee), to the extent such restatement is not asserted in writing by the Recipient (or to the Agent, as its assignee) to be a material restatement of such previously delivered financial reports or other information.

               (e) Section 7.1(a) of the Purchase Agreement is hereby amended by (i) changing the period at the end of the final subsection thereof to a semi-colon, and (ii) inserting the following provisos after such final subsection (it being understood that these provisos are intended to modify all subsections in Section 7.1(a)):

     provided, however, that with respect to the fiscal quarter of Ceridian ending June 30, 2004, the Seller Parties will not be required to deliver the reports or other information described above in this Section 7.1(a) until November 9, 2004; provided further, that it will not be a violation of this Section 7.1(a) if (x) Ceridian determines on or before November 9, 2004 that a restatement of financial reports of Ceridian or other information previously required to be delivered under this Section 7.1(a) with respect to any period ending before June 30, 2004, is required as a result of the Review or (y) any such actual restatement is furnished to the Agent, to the extent such restatement is not asserted in writing by the Agent to be a material restatement of such previously delivered financial reports or other information.

               (f) Section 7 of the Performance Undertaking is hereby amended by (i) changing the period at the end of the final subsection thereof to a semi-colon, and (ii) inserting the following provisos after such final subsection (it being understood that these provisos are intended to modify all subsections of Section 7):

     provided, however, that with respect to the fiscal quarter of Performance Guarantor ending June 30, 2004, Performance Guarantor will not be required to deliver the reports or other information described above in this Section 7 until November 9, 2004; provided further, that it will not be a violation of this Section 7 if (x) Performance Guarantor determines on or before November 9, 2004 that a restatement of financial reports of Performance Guarantor or other information previously required to be delivered under this Section 7 with respect to any period ending before June 30, 2004, is required as a result of the Review or (y) any such actual restatement is furnished to the Recipient (or the Agent, as its assignee) to the extent such restatement is not asserted in writing by the Recipient (or the Agent, as its assignee) to be a material restatement of such previously delivered financial reports or other information.

               (g) Sections 7(a) and 7(b) of the Performance Undertaking are hereby amended by inserting the following proviso before the period at the end thereof:

     ; provided however, that this requirement will not be measured with respect to the fiscal quarter ending June 30, 2004 until the financial reports required under Section 7(c) with respect to such period are furnished in accordance with the provisos at the end of this Section 7.

               Section 3. Condition to Effectiveness of this Amendment. This Amendment shall become effective on the date when each of the following conditions precedent has been satisfied, to the extent satisfied on or prior to September 30, 2004:

               (a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

               (b) Representations and Warranties. As of the date hereof, after giving effect to this Amendment:

(i)	each of the representations and warranties of the Seller Parties contained in the Purchase Agreement or any other Transaction Document to which any Seller Party is a party, shall be true and correct as though made on and as of the date hereof, except for such representations that speak only as of an earlier date, in which case they were true and correct as of such date (and by its execution hereof, each of the Seller Parties shall be deemed to have represented and warranted such); and

(ii)	each of the representations and warranties of the Performance Guarantor contained in the Performance Undertaking shall be true and correct as though made on and as of the date hereof, except for such representations that speak only as of an earlier date, in which case they were true and correct as of such date (and by its execution hereof, the Performance Guarantor shall be deemed to have represented and warranted such).

               (c) No Amortization Event. As of the date hereof, after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of the Seller Parties shall be deemed to have represented and warranted such).

               Section 4. Miscellaneous.

               (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Performance Undertaking, the Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Performance Undertaking or Purchase Agreement as amended hereby or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Purchase Agreement or to the “Receivables Purchase Agreement” or to the “Performance Undertaking” shall mean the Purchase Agreement or Performance Undertaking, as the case may be, each as amended hereby. Each reference in the Performance Undertaking to “this Undertaking,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Performance Undertaking or to the “Purchase Agreement” or “Receivables Purchase Agreement” shall mean the Performance Undertaking or Purchase Agreement, as applicable, each as amended hereby. This Amendment shall be construed in connection with and as part of the Performance Undertaking and Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Performance Undertaking or Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

               (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and the Performance Undertaking and shall be construed, administered and applied in accordance with the terms and provisions thereof.

               (c) Costs, Fees and Expenses. Seller agrees to reimburse the Agent and each Purchaser on demand for all costs, fees and expenses (including, without limitation, the reasonable fees and expenses of counsels to the Agent and each Purchaser) incurred in connection with the preparation, execution and delivery of this Amendment.

               (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

               (e) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

               (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

               (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY OR PERFORMANCE GUARANTOR PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

(Signature Pages Follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers or signatories as of the date first written above.

COMDATA FUNDING CORPORATION, as Seller

By:	/s/ David B. Kuhnau
Name: David B. Kuhnau Title: Vice President

COMDATA NETWORK, INC., as Servicer

By:	/s/ Gary A. Krow
Name: Gary A. Krow Title: President

CERIDIAN CORPORATION, as Performance Guarantor

By:	/s/ David B. Kuhnau
Name: David B. Kuhnau Title: Vice President and Treasurer

JUPITER SECURITIZATION CORPORATION

By:	/s/ Ronald J. Atkins
Name: Ronald J. Atkins Title: Authorized Signer

BANK ONE, NA (MAIN OFFICE CHICAGO),
as a Financial Institution and as Agent

By:	/s/ Ronald J. Atkins
Name: Ronald J. Atkins Title: Director